UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of earliest event reported): November 21, 2005

TANGER PROPERTIES LIMITED PARTNERSHIP
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	(Commission File Numbers): 333-128160 33-99736-01 333-3525-01 333-39365-01 333-61394-01	56-1822494 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 21, 2005, Tanger Factory Outlet Centers, Inc. (the “Company”) majority owned subsidiary, Tanger Properties Limited Partnership (the “Operating Partnership”) closed on its $282.5 million acquisition of the remaining two-thirds interest in the Charter Oak joint venture owned by an affiliate of Blackstone Real Estate Advisors. The Charter Oak portfolio, comprised of nine factory outlet centers (approximately 3.3 million square feet), was acquired in December 2003 by a joint venture company, owned one third by us and two thirds by Blackstone. Since then, the Operating Partnership has provided operating, management, leasing and marketing services for the properties whose operating results have been included in the Operating Partnership’s consolidated financial statements since the original acquisition date.

Funding sources for the acquisition included proceeds from the September 2, 2005 sale of 3,000,000 common shares of the Company at $27.09 per share, the November 4, 2005 sale of $250 million of 6.15% senior unsecured notes due November 15, 2015 and the November 14, 2005 issuance of 2,200,000 7.5% Class C preferred shares of the Company at a price of $25.00 per share. Excess proceeds from the offerings were used to prepay a $77.4 million mortgage with John Hancock Life Insurance Company and an associated prepayment premium of $9.4 million on October 3, 2005 and to pay down amounts outstanding on the our unsecured lines of credit.

Separate financial statements for the Charter Oak Portfolio are not required since the results of its operations have been included in the Operating Partnership’s audited, consolidated financial statements since December 2003. Unaudited pro forma financial information to give effect to the acquisition was previously included in a current report on Form 8-K filed on September 1, 2005 and subsequently updated in current reports on Form 8-K/A on October 24 and October 27, 2005.

The press release issued by the Company is attached to this current report as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2005

TANGER PROPERTIES LIMITED PARTNERSHIP

By: Tanger GP Trust, its sole general partner

By:  /s/Frank C. Marchisello Jr.
    Frank C. Marchisello, Jr.
    Vice President and Treasurer

EXHIBIT INDEX
Exhibit No.

10.22	Purchase and Sale Agreement for interests in COROC Holdings, LLC between BROC Portfolio, L.L.C. and Tanger COROC, LLC (Note 1).

99.1	Press release dated November 22, 2005 announcing the completion of the acquisition of Blackstone Real Estate Advisors’ ownership interest in the Charter Oak portfolio.

Notes to exhibits:
1. Incorporation by reference to the exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.